                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant: |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, For Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material pursuant to Section 240.14a-12

                          DEL GLOBAL TECHNOLOGIES CORP.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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      to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is
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Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously.  Identify the previous filing by registration  statement  number, or the Form or Schedule and the date of its filing.

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(4)   Date Filed:

                                       -2-

                     [LOGO OF DEL GLOBAL TECHNOLOGIES CORP.]
                          DEL GLOBAL TECHNOLOGIES CORP.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 13, 2006

To the Stockholders:

      NOTICE IS HEREBY  GIVEN  that the  Annual  Meeting  of  Stockholders  (the
"Meeting")  of DEL  GLOBAL  TECHNOLOGIES  CORP.,  a New  York  corporation  (the
"Company"),  will be held at the offices of Del Medical Imaging, 11550 West King
Street,  Franklin Park,  Illinois 60131 on Tuesday,  June 13, 2006 at 2:00 p.m.,
central time, or at any adjournment or postponement  thereof,  for the following purposes:

            1.    To elect  five (5)  members of the board of  directors  of the
                  Company (the  "Board") to serve until the next annual  meeting of  stockholders  and until  their  successors  have been duly elected and qualify;

            2.    To  ratify  the  appointment  of  BDO  Seidman,   LLP  as  our
                  independent public accountants for the fiscal year ending July
                  29, 2006; and

            3.    To transact  such other  business  as may  properly be brought before the Meeting or any adjournment or postponement thereof.

These  proposals are more fully  described in the proxy  statement  accompanying this notice.  The  Company's  Board  recommends  that you vote FOR each of these proposals.  The Meeting may be postponed or canceled by action of the Board upon public  notice given prior to the time  previously  scheduled for the Meeting or adjourned by action of the chairman of the Meeting.  Only stockholders of record at the close of business on May 8, 2006 are entitled to vote at the Meeting.

All stockholders are cordially invited to attend the Meeting in person. However, to ensure your representation at the Meeting,  you are urged to mark, sign, date
and  return  the   enclosed   proxy  card  as   promptly   as  possible  in  the
postage-prepaid  envelope  enclosed.  Any stockholder  attending the Meeting may vote in person even if such  stockholder  has  returned a proxy,  as long as the shares are held in the  stockholder's  name or the brokerage firm, bank or other holder of record acting as the stockholder's  nominee confirms the stockholder's ownership  in writing.  A list of  stockholders  entitled to vote at the Meeting will be  available  for  inspection  at our  offices.  If you have  any  further questions concerning the Meeting or any of the proposals,  please contact Walter
F. Schneider at (914) 686-3650.

                                        By Order of the Board of Directors

                                        /s/ Walter F. Schneider
                                        ----------------------------------------
                                        Walter F. Schneider
                                        Chief Executive Officer and President
Valhalla, New York
Dated: May 12, 2006

                          DEL GLOBAL TECHNOLOGIES CORP.
                                ONE COMMERCE PARK
                               VALHALLA, NY 10595

                                ----------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 13, 2006

                                ----------------

                                  INTRODUCTION

      This Proxy  Statement is being  furnished to  stockholders by the Board of
Directors  of  DEL  GLOBAL  TECHNOLOGIES  CORP.,  a New  York  corporation  (the
"Company"),   in  connection  with  the  solicitation  of  the  proxies  in  the accompanying  form for use at the 2006  Annual  Meeting of  Stockholders  of the
Company (the "Meeting") to be held at the offices of Del Medical Imaging,  11550
West King Street,  Franklin Park,  Illinois  60131 on Tuesday,  June 13, 2006 at
2:00 p.m., central time, or at any adjournment or postponement thereof.

      The date of this Proxy Statement is May 12, 2006, the approximate  date on which this Proxy Statement and the accompanying form of proxy were first sent or given to stockholders.

                               GENERAL INFORMATION

      PLACE AND TIME.  The  Meeting  will be held at the  offices of Del Medical
Imaging, 11550 West King Street,  Franklin Park, Illinois 60131 on Tuesday, June
13, 2006 at 2:00 p.m., central time.

      RECORD DATE AND VOTING. The Board of Directors fixed the close of business on  Monday,  May 8,  2006,  as the  record  date  (the  "Record  Date")  for the determination of holders of outstanding shares of the Company entitled to notice of and to vote on all matters  presented at the Meeting.  Such stockholders will be entitled to one vote for each share held on each matter  submitted  to a vote at the  Meeting.  On the  Record  Date,  there  were  11,635,524  shares  of the
Company's Common Stock,  $.10 par value per share (the "Common  Stock"),  issued and  outstanding,  each of which is  entitled  to one vote on each  matter to be voted upon. Stockholders may vote in person or by proxy.

      PURPOSES  OF THE  MEETING.  The purpose of the Meeting is to vote upon (i)
the election of five (5) directors for the ensuing year;  (ii) the  ratification of the appointment of BDO Seidman, LLP as our independent public accountants for the fiscal  year  ending  July 29,  2006;  and (iii) such other  business as may properly  be brought  before the  Meeting and any  adjournment  or  postponement thereof.

      QUORUM. The required quorum for the transaction of business at the Meeting is a majority  of the votes  eligible  to be cast by holders of shares of Common
Stock issued and  outstanding  on the Record Date.  Shares that are voted "FOR,"
"AGAINST"  or  "WITHHELD  FROM" a matter  are  treated  as being  present at the
Meeting for  purposes of  establishing  a quorum and are also  treated as shares entitled to vote at the Meeting (the "Votes Cast") with respect to such matter.

      ABSTENTIONS  AND BROKER  NON-VOTES.  Broker  "non-votes" and the shares of
Common  Stock as to which a  stockholder  abstains  are included for purposes of determining  whether a quorum of shares of Common Stock is present at a meeting.
A broker "non-vote" occurs when a nominee holding shares of Common Stock for the beneficial owner does not vote on a particular proposal because the nominee does not have  discretionary  voting  power  with  respect  to that  item and has not received  instructions from the beneficial owner. Neither broker "non-votes" nor abstentions are included in the tabulation of the voting results on the election of directors or issues  requiring  approval of a majority of the Votes Cast and, therefore,  they  do not  have  the  effect  of  votes  in  opposition  in  such tabulations.

      VOTING OF  PROXIES.  The Board of  Directors  of the Company is asking for your proxy.  Giving the Board of Directors  your proxy means you authorize it to vote your shares at the Meeting in the manner you direct.  You may vote for all, some or none of the  director  nominees.  You may also vote for or  against  the other proposals or abstain from voting.  All valid proxies received prior to the
Meeting  will be voted.  All shares  represented  by a proxy will be voted,  and where a stockholder specifies by means of the proxy a choice with respect to any matter  to be acted  upon,  the  shares  will be voted  in  accordance  with the specification  so made. If no choice is indicated on the proxy,  the shares will be voted FOR the Company's five (5) director  nominees,  FOR the ratification of the  appointment  of  BDO  Seidman,  LLP  as the  Company's  independent  public accountants  for the fiscal year  ending July 29, 2006 and as the proxy  holders may  determine  in their  discretion  with  respect  to any other  matters  that properly come before the Meeting.  A stockholder giving a proxy has the power to revoke  his or her  proxy,  at any  time  prior  to the  time  it is  voted,  by delivering to the Secretary of the Company a written instrument that revokes the proxy or a validly executed proxy with a later date, or by attending the Meeting and voting in person. The directors  receiving a plurality of Votes Cast will be elected  to fill the seats of our Board of  Directors.  As of the  Record  Date,
there  were  11,635,524   shares  of  the  Company's  Common  Stock  issued  and
outstanding.  The  form of  proxy  accompanying  this  Proxy  Statement  confers discretionary  authority upon the named  proxyholders with respect to amendments or variations to the matters  identified in the  accompanying  Notice of Meeting and with  respect  to any other  matters  which may  properly  come  before  the
Meeting. As of the date of this Proxy Statement, management of the Company knows of no such amendment or variation or of any matters  expected to come before the
Meeting which are not referred to in the accompanying Notice of Annual Meeting.

      ATTENDANCE  AT THE  MEETING.  Only  holders of Common  Stock,  their proxy holders and the Company's invited guests may attend the Meeting.  If you wish to attend the Meeting in person but you hold your shares through someone else, such as a stockbroker, you must bring proof of your ownership and identification with a photo at the  Meeting.  For  example,  you could

                                      -2-

bring an account statement showing that you beneficially  owned shares of Common
Stock of the Company as of the Record Date as acceptable proof of ownership.

      COSTS OF  SOLICITATION.  The Company  will bear the cost of  printing  and mailing proxy  materials,  including the reasonable  expenses of brokerage firms and others for  forwarding  the proxy  materials to beneficial  owners of Common
Stock. In addition to solicitation by mail,  solicitation may be made by certain directors,  officers  and  employees of the Company,  or firms  specializing  in solicitation;  and  may be made in  person  or by  telephone  or  telegraph.  No additional compensation will be paid to any director, officer or employee of the
Company for such solicitation.

      CERTAIN FINANCIAL INFORMATION.  Please take note that the Company's Annual
Report on Form 10-K for the fiscal  year ended July 30,  2005 (the "2005  Annual
Report")  (without  exhibits)  and Amendment No. 1 thereto filed on November 23,
2005 (the "2005  Amendment")  (without  exhibits)  are enclosed  with this Proxy
Statement.

      ANY  STOCKHOLDER  OF THE COMPANY MAY OBTAIN  WITHOUT  CHARGE COPIES OF THE
2005 ANNUAL REPORT AND THE 2005  AMENDMENT,  INCLUDING  THE COMPANY'S  CERTIFIED
FINANCIAL STATEMENTS AND ANY EXHIBITS, AS FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION (THE "COMMISSION"), BY WRITING TO THE CORPORATE SECRETARY, DEL GLOBAL
TECHNOLOGIES CORP., ONE COMMERCE PARK, VALHALLA, NY 10595.

                                      -3-

                        PROPOSAL I--ELECTION OF DIRECTORS

NOMINEES

      The Board is presently  comprised of five (5) directors,  all of whom were elected at the Company's  Annual Meeting of Stockholders  held on June 30, 2005.
Unless otherwise  specified,  all Proxies received will be voted in favor of the election  of the persons  named below as  directors  of the  Company.  Directors elected at the Meeting will serve until the next Annual Meeting of  Stockholders of the Company and until their  successors  shall be duly  elected and  qualify.
Each of the nominees currently serves as a director of the Company. The terms of office of the current  directors expire at the Meeting and when their successors are duly elected and  qualify.  The Company has no reason to believe that any of the nominees  will be unable or  unwilling  to serve as a director,  if elected.
Should any of the  nominees  not remain a candidate  for election at the date of the  Meeting,  the Proxies  will be voted in favor of those  nominees who remain candidates  and may be voted for  substitute  nominees  selected by the Board of
Directors.  The Board of  Directors  has no reason to believe  that any  nominee listed below will be unwilling or unable to serve as director of the Company.

INFORMATION WITH RESPECT TO NOMINEES

      The names and ages of each nominee for  director of the  Company,  each of their  principal  occupations  at  present  and for the past  five (5) years and certain other information about each of the nominees are set forth below:

                                        All Offices With
          Name                  Age     The Company(1)           Director Since
--------------------------  ----------  ----------------------  ----------------
Gerald M. Czarnecki             66      Director                     2003

Walter F. Schneider             71      Director, President          2003
                                        and Chief Executive
                                        Officer

James R. Henderson              48      Chairman of the Board        2003
                                        and Director

General Merrill A. McPeak       70      Director                     2005

James A. Risher                 63      Director                     2005

(1)   See  also  the  "Committee   Membership"  chart  included  in  this  Proxy
      Statement.

      GERALD M. CZARNECKI has been a member of the Company's  Board of Directors since June 3, 2003. He has served as the Chairman of The Deltennium Corporation, a privately held holding company ("Deltennium"), since November 1995. Deltennium operates  as a holding  company for various  operating  businesses  of which Mr.
Czarnecki is the principal  stockholder,  including Deltennium Capital,  Inc., a venture capital firm.  Prior to forming  Deltennium,  Mr.  Czarnecki had a broad career as a corporate  executive  including  serving as Chairman & CEO of Honfed

                                      -4-

Bank, a multi-billion  dollar bank;  President of UNC Inc., a manufacturing  and services  company in the aviation  industry;  and Senior Vice President of Human
Resources and  Administration of IBM, the world's largest computer company.  Mr.
Czarnecki is a frequent speaker and seminar leader on a broad range of corporate governance issues and serves on a number of corporate boards. He has served as a member of the Board of Directors  and  Chairman of the Audit  Committee of State
Farm  Insurance  Companies  since  1998;  serves as  non-executive  Chairman  of
InPractice, Inc.; and serves as a member of the Board of Directors and member of the  Audit  Committee  of ATM  National,  Inc.  He is  Chairman  of the Board of
Directors of the National  Association of Corporate  Directors,  Florida Gateway
Chapter and is Chairman  of The  National  Leadership  Institute,  a  non-profit
organization   committed  to  improving  non-profit   Leadership  and  Corporate
Governance.

      WALTER F. SCHNEIDER has been a member of the Company's  Board of Directors since  November  20, 2003 and has served as our  President  and Chief  Executive
Officer since October 10, 2003.  Prior to his appointment as President and Chief
Executive Officer,  Mr. Schneider was appointed President of Del Medical Systems
Group and Villa Sistemi  Medicali  S.p.A. in April 2002, and prior to that date, he was the Senior Vice President of Operations of the Del Medical  Systems Group
from the time he joined  us in 2000 to April  2002.  From  1985 to 1999,  he was
President of the Bennett  Division of Thermo  Electron  Co., a  manufacturer  of general purpose radiology equipment.

      JAMES R.  HENDERSON has been a member of the Company's  Board of Directors since  November  20,  2003 and  Chairman of the Board  since May 12,  2005.  Mr.
Henderson has served as a Vice President of Steel  Partners,  Ltd., a management and advisory company, since March 2002. Mr. Henderson served as a Vice President of Steel  Partners  Services,  Ltd.  from August 1999  through  March 2002.  Mr.
Henderson has served as President and Chief  Operating  Officer of  WebFinancial
Corporation   ("WebFinancial"),   which,  through  its  operating  subsidiaries,
operates in niche banking  markets,  since November 2003 and as Chief  Operating
Officer and  Director  since June 2005.  He has also served as a director of the
WebBank  subsidiary of WebFinancial,  an FDIC insured,  State of Utah Industrial
Loan  Corporation  since March 2000,  Acting Chief Executive  Officer of WebBank
from  November  2004 until May 2005 and as  Chairman of WebBank  since  November
2004. He has also served as President of Gateway Industries, Inc., a provider of database development and website design and development services, since December
2001. Mr. Henderson has served as a director of SL Industries,  Inc. ("SLI"),  a manufacturer  and marketer of power and data quality  systems and  equipment for industrial,  medical,  aerospace and consumer applications,  since January 2002.
Mr.  Henderson has served as a director of BNS Corporation  since June 2004. Mr.
Henderson  served as a director of ECC  International  Corp., a manufacturer and marketer of computer  controlled  simulators  for training  personnel to perform maintenance  and operation  procedures on military  weapons,  from December 1999 until September 2003, and as acting Chief Executive Officer from July 2002 until
March 2003. From January 2001 to August 2001, Mr.  Henderson served as President of MDM  Technologies,  Inc., a direct mail and marketing  company.  From 1996 to
July  1999,  Mr.  Henderson  was  employed  in  various   positions  with  Aydin
Corporation  which  included a tenure as President and Chief  Operating  Officer from October 1998 to June 1999. Prior to his employment with Aydin  Corporation,
Mr.  Henderson  was  employed  as  an  executive  with  UNISYS  Corporation,  an
e-business  solutions  provider.  Mr. Henderson earned a B.S. in Accounting from the University of Scranton.

                                      -5-

      GENERAL  MERRILL  A.  MCPEAK has been a member of the  Company's  Board of
Directors since April 27, 2005. General McPeak has served as President of McPeak
& Associates,  a management  consulting firm he founded in 1995. He was Chief of
Staff,  United States Air Force,  from  November  1990 to October 1994,  when he retired.  He is Chairman  of the Board of  Ethicspoint,  Inc.  and a director of several  other  private  companies.  He also serves as a director of  Tektronix,
Inc., a manufacturer and marketer of test, measurement and monitoring solutions,
Health Sciences Group, Inc., a provider of preventive healthcare alternatives to consumers and medical  professionals,  GigaBeam Corporation,  a supplier of high performance high availability  fiber-speed wireless  communication,  Mathstar, a designer and marketer of  specialized  semiconductor  integrated  circuits,  and
CenterSpan Communications,  a provider of communications infrastructure enabling peer-to-peer  content  exchange.  He  received  a  bachelor  of arts  degree  in economics  from San  Diego  State  College  and a master  of  science  degree in international relations from George Washington University.

      JAMES A.  RISHER  has been a member of the  Company's  Board of  Directors since April 27, 2005. Mr. Risher has been the Managing  Partner of Lumina Group,
LLC, a private  company  engaged in the business of consulting  and investing in small and mid-size  companies,  since 1998.  From February 2001 to May 2002, Mr.
Risher  served as  Chairman  and Chief  Executive  Officer of  BlueStar  Battery
Systems  International,  Inc., a Canadian  public  company that is an e-commerce distributor  of  electrical  and  electronic  products  to  selected  automotive aftermarket  segments and targeted  industrial  markets.  From 1986 to 1998, Mr.
Risher  served as a director,  Chief  Executive  Officer and  President of Exide
Electronics Group, Inc. ("Exide"),  a global leader in the uninterruptible power supply industry.  He also served as Chairman of Exide from December 1997 to July
1998.  Mr.  Risher has also been a director of SLI since May 2003 and a director of New Century Equity Holdings Corp., a holding company seeking to acquire a new business, since October 2004.

      During  the  Company's  fiscal  year  ended  July 30,  2005,  the Board of
Directors held 27 regularly scheduled and special meetings.  During this period, all of the directors  attended or participated in more than 75% of the aggregate of the total number of meetings of the Board of  Directors  and the total number of meetings held by all  committees of the Board of Directors on which each such director  served (during the periods  during which such director  served on such committee).

      Each  director  is  expected to make  reasonable  efforts to attend  Board meetings,  meetings  of  committees  of which such  director is a member and the
Annual Meeting of Stockholders. 5 board members attended the 2005 Annual Meeting of Stockholders.

      The Company has three standing committees: the Audit Committee (the "Audit
Committee"),  the  Compensation  and Stock Option  Committee (the  "Compensation
Committee"),  and the  Nominating  and  Governance  Committee  (the  "Nominating
Committee").  Each of these  committees  has a written  charter  approved by the
Board of  Directors.  On February 14, 2006,  the Board of Directors  amended the
Audit  Committee  Charter to comply with the  Marketplace  Rules of the National

                                      -6-

Association of Securities Dealers,  Inc. ("NASD"). A copy of each charter can be
found   under   the   "Investor   Relations"   section   of   our   website   at
www.delglobal.com.  Additionally,  the amended charter of the Audit Committee is attached to this proxy statement as Appendix A.

      The members of the committees are identified in the following table.

                              COMMITTEE MEMBERSHIP

                                              COMPENSATION          NOMINATING
                                AUDIT          AND STOCK          AND GOVERNANCE
         DIRECTOR             COMMITTEE     OPTION COMMITTEE        COMMITTEE
         --------             ---------     ----------------        ---------
GERARD M. CZARNECKI             CHAIR              X                    X

JAMES R. HENDERSON                                 X                  CHAIR

GENERAL MERRILL A. McPEAK         X              CHAIR                  X

JAMES A. RISHER                   X                X                    X

      The Audit Committee is responsible for reviewing the financial information which will be  provided  to  stockholders  and  others,  the systems of internal controls,  which  management  and the Board of Directors have  established,  the performance and selection of independent  auditors,  and the Company's audit and financial  reporting  processes.  The Audit Committee held 8 meetings during the last fiscal year. The Board of Directors has determined that Mr. Czarnecki is an
"audit committee  financial expert" as defined in Item 401(h) of Regulation S-K.
Although  the  Company  is  currently  not listed on any  exchange,  each of Mr.
Czarnecki  and the other  members  of the  Audit  Committee  is an  "independent director" as defined in Rule 4200 of the Marketplace Rules of the NASD.

      The basic  responsibility  of the Compensation  Committee is to review the performance  and  development  of  management in achieving  corporate  goals and objectives and to ensure that the Company's  senior  executives are  compensated effectively  in a manner  consistent  with the Company's  strategy,  competitive practice, and the requirements of the appropriate regulatory bodies. Toward that end, the  Compensation  Committee  oversees all of the  Company's  compensation, equity and employee  benefit plans and payments,  including the Company's Option
Plan (as defined herein).  This committee held 4 meetings during the last fiscal year. Although the Company is not listed on any exchange, each of the members of the Compensation  Committee is an "independent director" as defined in Rule 4200 of the  Marketplace  Rules of the NASD, and an "outside  director" as defined in
Section  162(m) of the Internal  Revenue Code of 1986, as amended (the "Internal
Revenue Code").

      The Nominating Committee is responsible for recommending to the full Board of Directors  candidates for election to the Board of Directors.  This committee held 1 meeting during the last fiscal year. The Nominating  Committee  considers nominees  proposed by stockholders.  To recommend a prospective  nominee for the
Nominating Committee's consideration, stockholders should submit the candidate's name and  qualifications to the corporate  secretary in writing to the following address:  Del Global  Technologies  Corp., One Commerce Park, Valhalla NY 10504,

                                      -7-

Attn:  Walter F. Schneider,  with a copy to the Company's General Counsel at the following  address:  Olshan Grundman Frome Rosenzweig & Wolosky LLP, Park Avenue
Tower, 65 East 55th Street, New York, New York 10022, Attn: Steven Wolosky, Esq.
Each member of this  committee is an  "independent  director" as defined in Rule
4200 of the Marketplace Rules of the NASD.

      In  considering  Board  candidates,  the Nominating  Committee  takes into consideration  the  Company's  Corporate  Governance  Guidelines,  the Company's
policy  regarding  stockholder  recommended  director  candidates,  as set forth above,  and all other  factors  that it deems  appropriate,  including,  but not limited to, the individual's  independence,  character,  education,  experience, knowledge and skills. The Nominating Committee will also consider: the extent of the individual's experience in business, education or public service; his or her ability to bring a desired range of skills,  diverse perspectives and experience to the Board;  and whether the individual  possesses high ethical  standards,  a strong  sense of  professionalism  and is capable of serving  the  interests  of
stockholders.   In  addition  to   reviewing  a   candidate's   background   and
accomplishments, candidates for director nominees are reviewed in the context of the current  composition  of the Board and the evolving  needs of the  Company's businesses.  It is the  Board's  policy that at all times at least a majority of its members meet the standards of  independence  promulgated by the NASD and the
SEC  and  as  set  forth  in  the  Company's  Corporate  Governance  Guidelines.
Additionally,  the  Nominating  Committee  will consider the number of boards on which the candidate  already serves when assessing whether the candidate has the appropriate time to devote to Board service.

      Except as set forth above,  the  Nominating  Committee  does not currently have a formal  policy  regarding  the  handling  or  consideration  of  director candidate  recommendations received from a stockholder,  or a formal process for
identifying   and  evaluating   nominees  for  directors   (including   nominees
recommended by stockholders).  These issues will be considered by the Committee, which will then make a recommendation to the Board.

      DIRECTOR COMPENSATION

      The Board compensation consists generally of the following:

      o     Each  non-employee  director  will  receive  an annual  retainer  of
            $20,000;

      o     Each non-employee  director will receive an additional fee of $1,000
            per  each  full  length   Board   meeting   attended   (with  lesser
            compensation for telephonic meetings, at the discretion of the chair of the Board or committee, as applicable);

      o     Each non-employee  member of each standing  committee will receive a fee of $500 per each full-length  committee  meeting  attended;  and
            $250 for shorter duration committee meetings attended;

                                      -8-

      o     Chairs of the Board and the various standing  committees,  excepting the Audit  Committee,  will receive  double meeting fees. In lieu of the  foregoing,  the Chair of the Audit  Committee  will  receive an additional $1,000 per Audit Committee meeting; and

      o     Each  non-employee  member of the Board receives a one-time grant of
            25,000  options to purchase  the  Company's  Common  Stock,  with an exercise price equal to the fair market value on the date of grant.

      From August 1, 2004  through July 30, 2005,  non-employee  directors  were paid  quarterly  retainers,  at a rate of $20,000  per annum for  serving on the
Board  of  Directors.  Directors  who are  also  Company  employees  receive  no compensation for serving as directors.

      There were no options  granted to non-employee  directors  during the last fiscal year.

                                      -9-

      RECOMMENDATION

      THE COMPANY'S  BOARD OF DIRECTORS  RECOMMENDS A VOTE "FOR" THE ELECTION OF
EACH OF THESE NOMINEES.

                                   MANAGEMENT

ADDITIONAL  EXECUTIVE  OFFICERS OF THE COMPANY WHO ARE NOT DIRECTORS OR DIRECTOR
NOMINEES

      MARK A KOCH, 47, was appointed Treasurer and Principal  Accounting Officer on August 24, 2004 and was appointed  Secretary on September 17, 2004.  Prior to his appointment as Treasurer and Principal  Accounting Officer,  Mr. Koch served as our  Corporate  Controller  and  Assistant  Secretary  since  February  2003, responsible  for internal and external  financial  reporting,  domestic  working capital management, and treasury functions. From 1998 through 2003, Mr. Koch was
Corporate  Controller,  Secretary  and Treasurer of SEMX  Corporation,  a NASDAQ
listed  corporation,   providing  specialty  materials  and  thermal  management
solutions to the wireless, internet infrastructure and electronics industries.

                                     -10-

                              CORPORATE GOVERNANCE

      Our  business,  property  and  affairs  are  managed  by, or are under the direction  of,  the  Board  of  Directors  pursuant  to the  New  York  Business
Corporation Law and our by-laws and certificate of incorporation. Members of the
Board of Directors are kept informed of our business  through  discussions  with
Walter F.  Schneider,  our Chief Executive  Officer and President,  and with key
members  of  management,   by  reviewing  materials  provided  to  them  and  by
participating in meetings of the Board of Directors and its committees.

      The Company  maintains a corporate  governance  page on its website  which includes key information about its corporate governance  initiatives,  including the Company's  Corporate  Governance  Guidelines,  Code of Business  Conduct and
Ethics and charters for the Audit  Committee,  the Stock Option and Compensation
Committee and the Nominating and Corporate  Governance Committee of the Board of
Directors.  The corporate governance page can be found at WWW.DELGLOBAL.COM,  by clicking on "Investor Relations," and then "Corporate Governance."

      The Company's  policies and  practices  are  compliant  with the corporate governance  requirements  of the  Sarbanes-Oxley  Act  of  2002.  The  Company's
initiatives have included:

      o     The  Board of  Directors  has  adopted  clear  corporate  governance policies;

      o     A majority of the board members are  independent  of the Company and its management;

      o     All members of the standing board committees -- the Audit Committee, the  Compensation  Committee,  and the  Nominating  Committee -- are
            independent;

      o     The  independent  members of the Board of Directors  meet  regularly without the presence of management;

      o     The  charters  of  the  board  committees  clearly  establish  their respective roles and responsibilities;

      o     The Company's  employees have received training on, and affirmed the
            Company's Code of Business Conduct and Ethics;

      o     The  Chairman  of  the  Company's  Audit  Committee  serves  as  the
            Company's Compliance Officer and monitors a hotline available to all employees for  reporting  business  abuses,  including the anonymous submission of employee complaints on accounting,  internal controls, or auditing matters;

      o     The  Company  has  adopted  a code of  ethics  that  applies  to its
            principal   executive   officer  and  all  members  of  its  finance
            department,  including the principal financial officer and principal accounting officer; and

                                     -11-

      o     The Company has an outsourced  internal audit control  function that maintains  critical oversight over the key areas of its business and financial  processes  and  controls,  and meets  regularly  with the
            Company's Audit Committee without the presence of management.

                                     -12-

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth information concerning beneficial ownership of Common  Stock of the  Company  outstanding  at May 8, 2006 by each  person or entity  (including  any "Group" as such term is used in Section  13(d)(3) of the
Securities Exchange Act of 1934, as amended (the "Exchange Act")),  known by the
Company to be the beneficial  owner of more than five percent of its outstanding
Common Stock.  The percentage  ownership of each beneficial  owner is based upon
11,635,524 shares of Common Stock issued and outstanding as of May 8, 2006, plus shares  issuable upon exercise of options,  warrants or  convertible  securities
(exercisable  within 60 days after  said  date) that are held by such  person or entity,  but not those  held by any  other  person or  entity.  The  information presented  in this  table  is  based  upon  the  most  recent  filings  with the
Commission  by such  persons  or upon  information  otherwise  provided  by such persons  to the  Company.  Unless  otherwise  indicated,  the  address  for each beneficial holder is One Commerce Park, Valhalla, NY 10595.

       Name and address            Amount and nature of
      of beneficial owner         beneficial ownership(1)      Percent of Class
      -------------------         -----------------------      ----------------
Benson Associates LLC                  1,159,163(2)                  11.0%
111 SW 5th, Suite 2130
Portland, OR  97204

Royce & Associates LLC                   501,810(3)                   6.2%
1414 Avenue of the Americas
New York, NY  10019

Warren G. Lichtenstein                 1,867,062(4)                  17.6%
c/o Steel Partners II, L.P.
590 Madison Avenue
32nd Floor
New York, NY  10022

Wells Fargo & Company                  1,494,028(5)                  13.9%
420 Montgomery Street
San Francisco, CA  94104

Wellington Management Co. LLP            991,481(6)                   9.2%
75 State Street
Boston, MA  02109

Samuel P. Sporn                        1,166,666(7)                  11.0%(7)
c/o Schoengold & Sporn, P.C.
19 Fulton Street, Suite 406
New York, NY  10038

                                     -13-

----------
(1) Unless otherwise noted, each beneficial owner has sole voting and investment power with respect to the shares shown as beneficially owned by him or it.

(2) According to information  contained in a Schedule 13G/A dated March 5, 2003,
Benson  Associates,  LLC ("Benson"),  an investment advisor registered under the
Investment  Advisors Act of 1940 ("Investment  Act"), is the beneficial owner of
1,159,163 shares of Common Stock. In its role as investment advisor,  Benson has sole  power to vote and  dispose  of the  shares of Common  Stock but  disclaims beneficial ownership of such shares owned by it in a fiduciary capacity.

(3)  According to  information  contained  in Amendment  No. 4 to a Schedule 13G dated February 9, 2006 Royce & Associates,  LLC ("Royce"), an investment advisor registered  under the Investment Act, is the beneficial  owner of 501,810 shares of Common Stock. In its role as investment advisor, Royce has sole power to vote and dispose of the shares of Common Stock owned by Royce.

(4) According to information  contained in a Form 4 dated April 22, 2005,  Steel
Partners II, L.P., a Delaware limited partnership ("Steel Partners"),  Warren G.
Lichtenstein,  and Steel Partners, LLC, a Delaware limited liability corporation
("Partners LLC") collectively is the beneficial owner of 1,838,416 shares of our
Common  Stock.  Partners  LLC is the  general  partner  of Steel  Partners.  Mr.
Lichtenstein is the sole executive  officer and managing member of Partners LLC.
By  virtue  of  his  positions   with  Steel  Partners  and  Partners  LLC,  Mr.
Lichtenstein  has the sole power to vote and dispose of the 1,838,416  shares of our  Common  Stock  owned by Steel  Partners  and  Partners  LLC.  According  to information  contained in an amendment to Schedule 13D filed on a Schedule 13D/A dated October 16, 2003 filed jointly by Steel  Partners,  Mr.  Lichtenstein  and
WebFinancial    Corporation,    a   Delaware    corporation    ("WebFinancial"),
(collectively,  the "Group"), WebFinancial has sole power to vote and dispose of
28,646 shares of our Common Stock. Mr.  Lichtenstein is also the Chief Executive
Officer and director of WebFinancial  Corporation.  Mr.  Lichtenstein  disclaims beneficial ownership of the 28,646 shares owned by WebFinancial.

(5)  According to  information  contained  in Amendment  No. 4 on a Schedule 13G dated  January 26,  2006,  Wells  Fargo & Company  ("Wells  Fargo"),  the parent
company  of  Wells  Capital  Management   Incorporated  ("Wells  Capital"),   an
investment  adviser  registered  under the  Investment  Act,  may be deemed  the beneficial owner of 1,494,028 shares of Common Stock of the Company.  Clients of
Wells  Capital  are the  owners of record of the shares  held by Wells  Capital.
Accordingly,  in its role as investment advisor, Wells Capital has sole power to vote as to  1,372,228  shares of our  Common  Stock and sole power to dispose of
1,491,655 shares of our Common Stock and shared power to dispose of 2,373 shares of our Common Stock.

(6)  According to  information  contained  in Amendment  No. 5 to a Schedule 13G dated February 14, 2006, Wellington  Management Company, LLP ("Wellington"),  an
investment  advisor  registered  under the  Investment  Act,  may be deemed  the beneficial  owner of 991,481  shares of Common Stock of the Company.  Clients of
Wellington  are  the  owners  of  record  of  the  shares  held  by  Wellington.
Accordingly,  in its role as investment advisor,  Wellington has shared power to vote as to  568,955  of our  Common  Stock and  shared  power to  dispose of all
991,481 shares of our Common Stock owned by Wellington.

                                     -14-

(7) According to public record, as described below, Mr. Sporn  beneficially owns
1,166,666 shares. However, the Company believes that Mr. Sporn has sold all or a significant portion of these shares and has not filed a report of such sale with the  Commission.  According  to  information  contained  in a Schedule 13D dated
January  21,  2003,  Schoengold  &  Sporn,  P.C.  ("Schoengold"),   a  New  York
professional  corporation,  engaged in the  practice  of law,  may be deemed the beneficial  owner of 833,333  shares of Common Stock.  Messrs.  Samuel P. Sporn,
Joel P. Laitman and Christopher  Lometti are attorneys with Schoengold.  None of
Messrs. Sporn, Laitman or Lometti beneficially own any shares or have individual power to vote or dispose or direct the  disposition  of the shares of our Common
Stock owned by Schoengold.  Accordingly, Schoengold has sole power to direct the vote and sole power to dispose  or direct the  disposition  of the shares of our
Common Stock owned by Schoengold.  The beneficial  ownership of Schoengold  also includes a warrant to purchase 333,333 shares of our Common Stock.

                                     -15-

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

      The following table sets forth information concerning beneficial ownership of Common Stock of the Company  outstanding at May 8, 2006 by (i) each director;
(ii) each  executive  officer  of the  Company  (as  identified  in the  Summary
Compensation  table) and (iii) by all directors  and  executive  officers of the
Company as a group.  The percentage  ownership of each beneficial owner is based upon 11,635,524 shares of Common Stock issued and outstanding as of May 8, 2006,
plus  shares  issuable  upon  exercise  of  options,   warrants  or  convertible
securities  (exercisable  within 60 days  after said date) that are held by such person  or  entity,  but not  those  held by any other  person  or  entity.  The information  presented in this table is based upon the most recent  filings with the Commission by such persons or upon  information  otherwise  provided by such persons  to the  Company.  Unless  otherwise  indicated,  the  address  for each beneficial holder is One Commerce Park, Valhalla, NY 10595.

          NAME AND ADDRESS                   AMOUNT AND NATURE OF
        OF BENEFICIAL OWNER                 BENEFICIAL OWNERSHIP(1)      PERCENT OF CLASS
        -------------------                 -----------------------      ----------------
Walter F. Schneider                               133,500(2)                   1.1%

Mark A Koch                                        10,000(2)                     *

Thomas V. Gilboy(4)                                    --                       --

Edward Ferris(5)                                   37,500(2)                     *

Gerald  M. Czarnecki                               28,750(2)                     *

James Rischer                                       6,250(2)                     *

James R. Henderson                                 18,750(2)(3)                  *

Merrill McPeak                                     11,250(2)                     *

Edgar J. Smith, Jr.(6)                             23,050(2)                     *

All Directors and Named Executive Officers        269,050(2)                   2.3%
as a group

(9 persons)

----------
* Represents less than 1% of the outstanding shares of our Common Stock.

(1) Unless otherwise noted,  each director and executive officer has sole voting and investment  power with respect to the shares shown as beneficially  owned by him.

(2) Includes  shares of our Common Stock which may be acquired upon the exercise of stock  options  which are presently  exercisable  or will become  exercisable within  60 days of May 8, 2006 as  follows:  Edward  Ferris - 37,500,  Walter F.
Schneider - 133,500,  Mark A. Koch - 7,500,  James A.  Risher - 6,250,  Edgar J.
Smith, Jr. - 18,750, Gerald M. Czarnecki - 18,750, Merrill A. McPeak - 6,250 and
James R. Henderson - 18,750.

(3) Mr.  Henderson is a Vice  President of Steel  Partners,  Ltd.,  an entity of which Warren G. Lichtenstein is an affiliate by virtue of his ownership of Steel
Partners, Ltd. directly and through Steel Partners II, L.P.  (collectively,  the
"Group"), and Mr. Henderson is also the President and Chief Operating Officer of
WebFinancial.  Mr.  Henderson  disclaims  beneficial  ownership of the 1,838,416 shares of our Common Stock collectively owned by the Group and the 28,646 shares of our Common Stock owned by WebFinancial.

                                     -16-

(4) Mr. Gilboy has not served as Chief Financial Officer since August 2004.

(5) Mr.  Ferris  has not  served as  Senior  Vice  President  of  Corporate  and
Organizational Development since April 2005.

(6) Mr. Smith, Jr. resigned from the Company's Board of Directors, effective May
3, 2006.

PROCEDURES FOR CONTACTING DIRECTORS

      The  Company  has  adopted  a  procedure  by which  shareholders  may send communications  as defined  within Item 7(h) of Schedule  14A under the Exchange
Act to one or more  directors  by  writing to such  director(s)  or to the whole
Board care of the  Corporate  Secretary,  Del  Global  Technologies  Corp.,  One
Commerce  Park,  Valhalla,  New  York  10595.  Any such  communications  will be promptly  distributed by the Secretary to such individual  director(s) or to all directors if addressed to the whole Board.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section  16(a) of the Exchange Act  requires  the  Company's  officers and directors,  and persons who own more than ten percent of a  registered  class of the  Company's  equity  securities,  to file  reports of ownership on Form 3 and changes in ownership  on Form 4 or Form 5 with the  Commission.  Such  officers, directors and 10%  stockholders are also required by Commission rules to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms  received by it, or written  representations  from certain reporting persons,  the Company believes, during the fiscal year ended July 30, 2005,  that there was compliance  with all
Section 16(a) filing requirements applicable to its officers,  directors and 10%
stockholders.

                                     -17-

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

      The following  Summary  Compensation  Table sets forth the compensation of
Walter  Schneider,  our Chief  Executive  Officer and our other four most highly compensated executive officers during our fiscal years ended July 30, 2005, July
31, 2004 and August 2, 2003.

                           SUMMARY COMPENSATION TABLE

                                                                                               Long-Term
                                                      Annual Compensation                     Compensation
                                                      -------------------                     ------------

                                                                                               Securities      All Other
                                                                           Other Annual        Underlying       Compen-
 Name and Principal Position       Year      Salary ($)   Bonus ($)(1)  Compensation ($)(2)      Options       Sation ($)
 ---------------------------       ----      ----------   ------------  -------------------      -------       ----------
Walter F. Schneider                2005       $284,181       $ 96,000        $ 10,200            100,000(7)    $      --
President and Chief Executive      2004        269,365             --          10,200             50,000(4)           --
Officer                            2003(8)     203,462         22,773          19,140             36,000              --

Mark A Koch                        2005       $167,366       $ 26,400        $     --           $     --       $      --
Treasurer and Principal            2004        135,937             --              --                 --              --
Accounting Officer                 2003        117,763          3,000              --                 --              --

Thomas V. Gilboy                   2005       $ 17,084       $     --        $     --           $     --       $ 140,000(9)
Former Chief Financial Officer     2004        206,519             --              --                 --              --
                                   2003(5)     205,320         19,172              --                 --              --

Edward Ferris                      2005       $132,998       $     --        $     --           $     --       $ 499,491(10)
Former Senior Vice President,      2004        199,149             --          53,250(3)              --              --
Corporate and                      2003(6)     201,156         21,404          54,060                 --              --
Organizational Development

----------
(1) The  figures  reported  in the bonus  column  represent  amounts  earned and accrued for each year.

(2) The amounts in this column represent payments on behalf of Messrs. Schneider and Ferris related to company  apartments for their use. Other than as disclosed herein,  the aggregate amount of any perquisites or other personal  benefits for any  individual  executive  officer  was less than  $50,000  or 10% of the total annual salary and bonus for such  officer,  and is therefore not included in the above table.

(3) With regard to Mr. Ferris, fiscal year 2004 amounts include an apportionment of reimbursements of part of the calendar year 2004 tax liability related to the use of the company apartments of $21,300.

(4) Includes  nonqualified stock options granted on October 20, 2003. Such stock options become exercisable immediately with an exercise price of $2.10. They are exercisable through October 20, 2013.

(5) Mr. Gilboy was hired as Chief Financial  Officer on February 27, 2001, at an
annual base salary of $180,000.  Mr. Gilboy  resigned from the Company on August
23, 2004.

                                     -18-

(6) Mr. Ferris was hired as Senior Vice President,  Corporate and Organizational
Development  on July 1, 2002 at an annual base salary of  $200,000.  Mr.  Ferris resigned from the Company on April 1, 2005.

(7) Includes  nonqualified  stock options  granted on April 27, 2005. Such stock options become  exercisable in increments of 25% per year with an exercise price of $2.70. They are exercisable through April 27, 2015.

(8) Mr.  Schneider  was  hired  on  September  18,  2000  and was  appointed  as
President,  Medical  Systems Group on April 22, 2002, with an annual base salary of $220,000.  Effective  October 10, 2003, Mr.  Schneider  became  President and
Chief Executive Officer.

(9) Includes $140,000 paid pursuant to a separation  agreement and release dated as of  September  1,  2004 with  Thomas  Gilboy,  as  described  in  "Separation
Agreements with Certain Former Executive Officers," below.

(10) Includes $499,491 paid pursuant to a separation agreement and release dated as of April 1, 2005 with Edward Ferris,  as described in "Separation  Agreements with Certain Former Executive Officers," below.

      The following  options were granted in the fiscal year ended July 30, 2005 to the executive officers named in the Summary  Compensation Table in this Proxy
Statement:

                        OPTION GRANTS IN LAST FISCAL YEAR

                               Individual Grants

                                            % of                                            Potential Realizable Value
                                            Total                                           at Assumed Annual Rates of
                                           Options/                                          Stock Price Appreciation
                           Number of         SARs                                               for Option Term (3)
                           Securities     Granted to
                           Underlying    Employees in     Exercise or Base
                          Options/SARs      Fiscal        Price per Share      Expiration
         Name               Granted #       Year (1)        ( $/Sh) (2)           Date         5% ($)       10% ($)
         ----               ---------       --------        -----------           ----         ------       -------
Walter F. Schneider (4)      100,000         100%              $2.10           4/26/2015     $169,802     $430,310

Mark A. Koch                   --

Thomas V. Gilboy               --                                                                                --

Edward Ferris                  --

----------
(1)   Based on options to  purchase  an  aggregate  of 100,000  shares of Common
      Stock  granted to  employees  (including  employee  directors)  during the fiscal year ended July 30, 2005.  The  foregoing  total  excludes  options granted to non-employee directors.

(2)   The  exercise  price per share of each option was equal to the quoted fair market value of the shares of Common Stock on the date of grant.

(3)   The  potential  realizable  value is  calculated  based on the term of the option at its time of grant.  It is  calculated by assuming that the stock price on the date of  grant  appreciates  at the  indicated  annual  rate, compounded  annually for the entire term of the option and that the option is  exercised  and sold on the  last  day of its term for the  appreciated stock  price.  The 5% and 10% rates  represent  certain  assumed  rates of appreciation  only, in  accordance  with the rules of the  Securities  and
      Exchange  Commission,  and  do  not  reflect  the  Company's  estimate  or

                                     -19-

      projection of future stock price  performance.  Actual gains,  if any, are dependent on the actual further performance of the shares of Common Stock, and no gain to the optionee is possible  unless the stock price  increases over the option term.

(4)   25% of the shares  subject to the option  granted vested on the grant date of April  27,  2005  and the  remaining  shares  vest 25% per year on each anniversary date of the grant.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                                                            Number Of Securities           Value Of Unexercised
                                                           Underlying Unexercised          In-The-Money Options
                           Shares                        Options At Fiscal Year-End      At Fiscal Year-End ($)(1)
                          Acquired          Value        --------------------------      -------------------------
         Name          On Exercise (#)   Realized ($)   Exercisable     Unexercisable   Exercisable   Unexercisable
         ----          ---------------   ------------   -----------     -------------   -----------   -------------
Walter F. Schneider          --              --           121,000          100,000         $89,900        $15,000
Mark A Koch                  --              --             7,500               --              --             --
Thomas V. Gilboy             --              --                --               --              --             --
Edward Ferris                --              --            37,500               --          11,500             --

----------
(1)   Difference  between the fair market value of the underlying  Common Stock,
      $2.90, and the exercise price for in-the-money options on July 30, 2005.

                                     -20-

                      EQUITY COMPENSATION PLAN INFORMATION

      The following table provides  information as of July 30, 2005 with respect to our  shares of Common  Stock  that may be issued  under our  existing  equity compensation plans:

                                                                      (a)                                 (c)
                                                                   Number of            (b)            Number of
                                                               Securities to be      Weighted-        securities
                                                                  issued upon         average          remaining
                                                                  exercise of      exercise price     available for
                                                                  outstanding      of outstanding    future issuance
                                                                    options,          options,        under equity
                                                                    warrants          warrants        compensation
Plan Category                                                      and rights        and rights         plans(1)
-------------                                                      ----------        ----------         --------
EQUITY COMPENSATION PLANS APPROVED BY SECURITY HOLDERS:

Stock Option Plan                                                   1,662,494        $    3.81           538,681

EQUITY COMPENSATION PLANS NOT APPROVED BY SECURITY HOLDERS:

Warrants issued in connection with the acquisition of Villa(2)         50,000        $    7.94            None

Warrants issued in settlement of class action lawsuit(3)              941,994        $    1.50        Not applicable

(1)   Excludes securities reflected in column (a).

(2)   Warrants  granted  to the former  majority  shareholder  of Villa  Sistemi
      Medicali  S.p.A.  ("Villa") in connection with our acquisition of Villa in
      December 1999. These warrants expired in December 2005.

(4)   Pursuant to our class action  settlement with our shareholders  concerning allegations  that the Company had violated  federal  Securities  laws,  we issued 2.5 million shares of our common stock and one million  warrants to purchase  our  common  stock at $2.00 per  share.  The  issuance  of these securities  was  pursuant to a court order issued in  connection  with the settlement of this class action lawsuit in January 2002, and therefore was exempt from the  registration  requirements  of the Securities Act of 1933 pursuant to Section 3(a) (10) thereof.  These warrants were originally set to expire in March 2008.  In a motion filed in February  2004, a plaintiff class  claimed  damages due to Del Global's  failure to timely  complete a registration  statement  for the  shares of  common  stock  issuable  upon exercise of these  warrants.  In  settlement  of this  matter,  Del Global modified the exercise,  or "strike,"  price of the warrants issued in 2002 from $2.00 to $1.50 per share,  and extended the  expiration  date of such warrants by one year to March 28, 2009.

                                     -21-

EMPLOYMENT AGREEMENTS

      EMPLOYMENT CONTRACTS WITH CURRENT EXECUTIVE OFFICERS

WALTER F. SCHNEIDER AND MARK A. KOCH

      On May 23, 2005,  Walter F. Schneider  entered into that certain Severance
Benefits  Agreement  with the  Company  dated as of such  date  (the  "Schneider
Severance Agreement"),  a copy of which was filed as an exhibit to the Company's
Current Report on Form 8-K filed on May 25, 2005.  The following  summary of the
Schneider Severance Agreement does not purport to be complete, and is subject to and  qualified in its entirety by reference to the full text of such  agreement.
Pursuant  to the terms of such  agreement,  upon the  occurrence  of the  events specified below, Mr. Schneider is entitled to receive a severance  payment equal to (a) the payment of his full base salary  through the date of the  termination of his employment at the rate in effect  immediately  prior to such termination;
plus (b) in lieu of any  further  payments,  a  payment  equal to one  times his annual base salary in effect  prior to the date of  termination  (such  payments collectively,  the  "Schneider  Severance  Payment").  The  Schneider  Severance
Payment is payable to Mr. Schneider upon the occurrence of the following events:
(a) his  employment  is  involuntarily  terminated by the Company other than for cause or due to his death or disability;  or (b) he  voluntarily  terminates his employment because (i) without his express written consent,  he is placed in any position of  substantially  lesser  stature  than the position he holds with the
Company as of the date of the Schneider  Severance  Agreement (except if another person that is mutually acceptable to Mr. Schneider and the Company is appointed to the office of President  of the  Company);  (ii) his annual base  salary,  as increased from time to time, is reduced; or (iii) the Company hires a person for the  position  of  President  of  the  Company  that  is not  acceptable  to Mr.
Schneider. Additionally, if Mr. Schneider is entitled to the Schneider Severance
Payment,  he will also be entitled to receive health insurance  coverage for one year on the same terms as such  coverage is  available to him on the date of the
Schneider Severance  Agreement.  The Schneider Severance Agreement also requires
Mr. Schneider to keep certain  information about the Company  confidential after the termination of his employment.  The Schneider Severance Agreement expires on
December 31, 2007.

      On September 8, 2004,  the Company  executed a  Non-Competition  Agreement with Mr.  Schneider in the form attached as an exhibit to the Company's  Current
Report on Form 8-K filed on September  10, 2004.  The  following  summary of Mr.
Schneider's  Non-Competition  Agreement does not purport to be complete,  and is subject to and  qualified  in its entirety by reference to the full text of such agreement. The terms of Mr. Schneider's  Non-Competition Agreement provide for a payment of $225,000 by the Company to Mr. Schneider upon the consummation of the sale by the Company of the  businesses  of both Del Medical  Imaging  Corp.  and
Villa  Sistemi  Medicali,  S.p.A.  ("Villa"),  provided  that Mr.  Schneider  is employed by the Company at such time. In  consideration  for this  payment,  Mr.
Schneider  has  agreed  (i) not to  compete  directly  or  indirectly  with  the businesses  in which the  Company or an  affiliate  is  engaged,  other than the business of Del Medical Imaging Corp., by owning, managing,  operating, joining, controlling, financing or participating in the ownership, management, operation,

                                     -22-

control or financing of, or being connected as an officer,  director,  employee, member, partner, principal, agent, representative, consultant or otherwise with, or use or  permit  his  name to be  used in  connection  with  such a  competing business;  and (ii) not to  directly  or  indirectly,  either for himself or any other person (A) solicit or induce any employee,  sales agent, independent sales organization  or  other  independent  contractor  of the  Company  or any of its affiliates to leave the employ of or to cease to provide  services,  in whole or in part to, the Company or its affiliates,  or to terminate or fail or refuse to renew  or  renegotiate,  any  contract  for  services  with the  Company  or its affiliates,  whether such contract is written or oral,  (B) in any way interfere with the  relationship  between the Company or its affiliates and an employee of or sales agent,  independent sales organization or independent contractor of the
Company or its affiliates, (C) employ, or otherwise engage as an employee, sales agent,  independent sales organization or independent contractor,  consultant or
otherwise,   any  employee,  sales  agent,  independent  sales  organization  or independent  contractor  of the  Company  or its  affiliates,  or (D)  induce or attempt to induce any customer,  supplier, licensee, or business relation of the
Company or its  affiliates,  to cease  doing  business  with the Company or such affiliate,  or in any way interfere with the relationship  between any customer, supplier,  licensee,  or business relation of the Company or its affiliates.  If
Mr. Schneider  breaches the  Non-Competition  Agreement,  he would be liable for damages and the Company could seek an injunction.

      On May 23, 2005, Mark A. Koch entered into a Severance  Benefits Agreement with the Company dated as of such date (the "Koch Severance Agreement"),  a copy which was filed as an exhibit to the Company's  Current Report on Form 8-K filed on May 25,2005.  The following summary of the Koch Severance  Agreement does not purport to be  complete,  and is subject to and  qualified  in its  entirety  by reference to the full text of such agreement.  Pursuant to the terms of the Koch
Severance Agreement, upon the occurrence of the events specified below, Mr. Koch is entitled to receive a severance  payment equal to (a) the payment of his full base salary through the date of the termination of his employment at the rate in effect  immediately prior to such  termination;  plus (b) in lieu of any further payments, a payment equal to one times his annual base salary in effect prior to the  date of  termination  (such  payments  collectively,  the  "Koch  Severance
Payment"). The Koch Severance Payment is payable to Mr. Koch upon the occurrence of the following events:  (a) his employment is involuntarily  terminated by the
Company  other  than for  cause or due to his  death  or  disability;  or (b) he voluntarily  terminates his employment  because (i) without his express  written consent,  he is placed in any position of substantially  lesser stature than the position  he  holds  with  the  Company  as of the  date of the  Koch  Severance
Agreement;  (ii) without his express written  consent,  he is transferred or the
Company  proposes that he be transferred  for any extended  period to a location that is more than  forty  (40) miles  from the  Company's  location  at which he performs  services  for  the  Company  as of  the  date  of the  Koch  Severance
Agreement;  or (iii) his annual base salary,  as increased from time to time, is reduced. Additionally, if Mr. Koch is entitled to the Koch Severance Payment, he will also be entitled to receive health  insurance  coverage for one year on the same  terms  as such  coverage  is  available  to him on the  date  of the  Koch
Severance Agreement. The Koch Severance Agreement also requires Mr. Koch to keep certain information about the Company  confidential after the termination of his employment. The Koch Severance Agreement expires on December 31, 2006.

                                     -23-

      SEPARATION AGREEMENTS WITH FORMER EXECUTIVE OFFICERS

CHIRSTOPHER N. JAPP

      Christopher  N. Japp served as the  President of the Company's Del Medical
Systems Group subsidiary until March 2, 2006.

      The Company  entered into a Separation and Release  Agreement  dated as of
March 21, 2006 (the "Japp  Separation  Agreement")  with Mr. Japp. The following summary does not purport to be complete  and is subject to and  qualified in its entirety by the full text of such agreement.  The Japp Separation  Agreement was filed as an exhibit to the Company's  Current  Report on Form 8-K filed on March
24, 2006. Pursuant to the Japp Separation  Agreement,  the Company agreed to pay
Mr. Japp's base salary and car allowance and continue Mr. Japp's  health-related benefits  through May 31, 2006. In  consideration  for these payments,  Mr. Japp agreed to release and discharge the Company.

THOMAS V. GILBOY AND EDWARD FERRIS

      Thomas V. Gilboy served as the  Company's  Chief  Financial  Officer until
August 23, 2004.  Edward Ferris served as the Company's Senior Vice President of
Corporate and Organizational Development until April 1, 2005.

      The Company  entered into a Separation  Agreement  and Release dated as of
September 1, 2004 (the "Gilboy Separation Agreement") with Thomas V. Gilboy, the
Company's former Chief Financial Officer. The following summary does not purport to be complete and is subject to and  qualified in its entirety by the full text of such agreement.  The Gilboy  Separation  Agreement was filed as an exhibit to the Company's  Current Report on Form 8-K filed on September 15, 2004.  Pursuant to the Gilboy Separation  Agreement,  the Company made severance payments to Mr.
Gilboy aggregating $140,000. In consideration for these payments,  the Change in
Control  Agreement between the Company and Mr. Gilboy dated October 28, 2002 was terminated  and Mr. Gilboy agreed to release and discharge the Company,  as more fully described in the Gilboy Separation Agreement.

      On June 2, 2005,  the Company  entered  into a  Separation  Agreement  and
Release  dated as of April 1,  2005 (the  "Ferris  Separation  Agreement")  with
Edward  Ferris,  the  Company's  former  Senior Vice  President of Corporate and
Organizational  Development.  The  following  summary  does  not  purport  to be complete  and is subject to and  qualified  in its  entirety by the full text of such agreement.  The Ferris Separation  Agreement was filed as an exhibit to the
Company's  Current  Report on Form 8-K filed on June 2,  2005.  Pursuant  to the
Ferris Separation Agreement, the Company made a severance payment of $474,491.23 to Mr. Ferris.  Additionally,  the Company made a $25,000  payment to Mr. Ferris representing  payment of certain legal fees and expenses Mr. Ferris  incurred in connection  with his separation  from the Company.  In  consideration  for these payments,  the Change in Control  Agreement  between the Company and Mr.  Ferris dated  October  28, 2002 was  terminated  and Mr.  Ferris  agreed to release and discharge  the  Company,  as  more  fully  described  in the  Ferris  Separation
Agreement.

      CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Not Applicable.

                                     -24-

      STOCK   OPTION  AND   COMPENSATION   COMMITTEE   INTERLOCKS   AND  INSIDER
PARTICIPATION

      The Stock Option and  Compensation  Committee of our Board of Directors is
currently  comprised of General Merrill A. McPeak as Chairman,  James A. Risher,
James R. Henderson and Gerald M. Czarnecki.  Neither of these individuals was at any time  during the fiscal year ended July 30, 2005 or at any other time one of our officers or employees.

      None  of our  executive  officers  serves  as a  member  of the  Board  of
Directors or the  compensation  committee of any other entity,  which has one or more  executive  officers  serving  as a member  of our  Board of  Directors  or
Compensation Committee.

                   REPORT OF THE STOCK OPTION AND COMPENSATION
                       COMMITTEE OF THE BOARD OF DIRECTORS

      The Stock  Option and  Compensation  Committee  of the Board of  Directors
generally  determines  our  executive  compensation  policies.   Presently,  the
Compensation  Committee is  comprised of General  Merrill A. McPeak as Chairman,
James R. Henderson,  James A. Risher and Gerald M. Czarnecki.  After  evaluating our performance and the performance of our executive officers,  the Compensation
Committee  recommended,  and the Board of Directors  subsequently  ratified, the fiscal 2005 year end bonus levels for the executive officers of the Company. Set forth below is a report submitted by the Compensation  Committee of the Board of
Directors  addressing our  compensation  policies for the fiscal year ended July
30, 2005 as they affected our executive officers.

COMPENSATION PHILOSOPHY

      The goals of the executive compensation program are to attract, retain and
award  executive   officers  that   contribute  to  our  success.   Compensation
opportunities  are  aligned  with  our  business  objectives.  The  compensation programs are designed to motivate  executive  officers to meet annual  corporate objectives and performance goals and enhance long-term shareholder value.

      Working  with the Company in designing  and  administering  the  executive compensation  program,  the Compensation  Committee strives to balance short and
long-term  incentive   objectives  and  use  prudent  judgment  in  establishing
objectives and  performance  criteria,  evaluating  performance  and determining
actual  incentive  awards.  The  Compensation   Committee  believes  that  stock
ownership by executive  officers is beneficial in aligning the common  interests of management and stockholders to enhance shareholder value.

COMPONENTS OF EXECUTIVE COMPENSATION

      The  three  components  of our  executive  compensation  program  are base salary,  annual  bonus  and  stock  option  grants.  These  three  elements  are structured by the Compensation  Committee to cumulatively  provide our executive officers  with  levels  of total  compensation  consistent  with  our  executive compensation philosophy described above.

                                     -25-

      Our executive salary levels are intended to be consistent with competitive salary  levels and job  responsibilities  of each  executive.  Salary  increases reflect  competitive and economic trends, our overall financial  performance and the performance of the individual executive.

RELATIONSHIP OF COMPANY PERFORMANCE TO EXECUTIVE COMPENSATION

      The Compensation Committee takes into account the executives'  performance in special  projects  undertaken  during the past fiscal year,  contribution  to improvements in our financial situation,  development of new products, marketing strategies,  manufacturing efficiencies and other factors. During the last year, the  Compensation  Committee  focused  particularly  on progress with respect to improvement in the Company's working capital  management,  progress with respect to returning the Company to  profitability  and the  development  of a long-term strategic  plan for the Company that provides a platform for growth and a return to stockholders.

      Satisfaction  of  certain  performance  criteria  (including   initiative,
contribution  to  overall  corporate  performance  and  managerial  ability)  is evaluated  after informal  discussions  with other members of the Board and, for all of the executives other than the Chief Executive Officer,  after discussions with the Chief Executive Officer.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

      Walter  Schneider was appointed Chief Executive  Officer of the Company on
October 10, 2003 at an annual base salary of $275,000.  Mr.  Schneider's  annual base  salary  for the  fiscal  year  ended  July  30,  2005  was  $300,000.  The
Compensation  Committee  believes that Mr. Schneider's salary was reasonable and consistent with competitive salary levels. Pursuant to the Company's Fiscal 2005
Senior Management  Incentive Plan discussed below, the amount of Mr. Schneider's annual  bonus was based  primarily  on the  Company's  achievement  of financial targets in its operating plan and,  secondarily,  on Mr. Schneider's  management abilities in directing  the Company's  progress  with respect to its  previously
announced  legal,   regulatory  and  financial  reporting  matters  as  well  as continuing to develop the Company's business.

COMPENSATION OF EXECUTIVE OFFICERS

      In addition to the factors  mentioned above, the Compensation  Committee's general  approach in setting  executive  officer  compensation  is to seek to be competitive  with other companies in our industry and to get the best talent for the management  position.  In determining  bonuses,  the Compensation  Committee reviews the Company's performance as a whole as well as each executive officer's achievement.

      On December  19, 2005,  the Board of Directors of the Company  adopted the
Fiscal 2006  Senior  Management  Incentive  Plan (the "2006  Plan")  formally to provide  incentives to senior  management  of the Company and its  subsidiaries, including certain of the Company's executive officers,  in the form of incentive
payments  for  achieving   certain   performance  goals  established  for  them.
Participants in the 2006 Plan who are executive  officers of the Company include
Walter F. Schneider,  President and Chief  Executive  Officer of the Company and
Mark A. Koch,  Principal  Accounting  Officer,  Treasurer  and  Secretary of the
Company.  No other  executive  officers of the Company  participate  in the 2006
Plan.

                                     -26-

      Under the 2006 Plan, a specific  pre-defined  revenue goal (the "Incentive
Plan Goal") and individual  performance  standards must be attained in order for participants  to qualify for incentive  payments.  The amount of a participant's payout under the 2006 Plan is determined  as a percentage  of the  participant's annual base salary (the "Incentive  Percentage"),  with the Incentive Percentage being different  depending upon the participant's level within the organization.
Incentive Percentages for participants under the 2006 Plan range from 10% to 40%
of the participant's  annual base salary. The amount of a participant's  payment under the 2006 Plan is subject to  proportional  adjustment  in the event actual results  are at least 90% of the  Incentive  Plan  Goal,  and in the event  that actual  results  exceed the Incentive  Plan Goal (with a maximum  payment of 1.5 times an employee's Incentive  Percentage).  If the actual results are less than
90% of the  Incentive  Plan Goal,  then no payments  will be made under the 2006
Plan.

      The maximum Incentive Percentage that may be earned by Mr. Schneider under the 2006 Plan is 40%, and the corresponding  maximum incentive payment under the
2006 Plan for Mr. Schneider is $120,000.  The maximum Incentive  Percentage that may be earned by Mr.  Koch  under  the 2006 Plan is 30%,  and the  corresponding maximum incentive payment under the 2006 Plan for Mr. Koch is $49,500.

      On December  19, 2005,  the Board of Directors of the Company  approved an
Incremental  Executive Incentive Plan (the "Incremental Plan") for Mr. Schneider
for the 2006 fiscal year. Under the Incremental Plan, Mr. Schneider will be paid
$20,000 for each $2 million of gross revenue that the Company  recognizes in the
2006  fiscal  year  over a certain  revenue  budget  goal set for the year.  The maximum  payment  to Mr.  Schneider  under  the  Incremental  Plan is  $120,000.
Eligibility to receive such payments is contingent upon the Company  maintaining or exceeding a certain  consolidated  gross margin  target  throughout  the 2006 fiscal year.

      On December  19,  2005,  the Board of  Directors  of the Company  approved fiscal 2005 awards to be paid to the executive officers of the Company under the
Company's Fiscal 2005 Senior Management Incentive Plan (the "2005 Plan").

      The  Company's  2005 Plan is intended to provide  incentives to members of senior management,  including the Company's executive  officers,  in the form of annual incentive  payments for achieving  certain  performance goals established for  them.  Participants  in the 2005  Plan who are  executive  officers  of the
Company include Messrs.  Schneider and Koch. No other executive  officers of the
Company participated in the 2005 Plan.

      Under the 2005 Plan, a specific  pre-defined  revenue goal (the "Incentive
Plan Goal") and individual  performance  standards must be attained in order for participants  to qualify for incentive  payments.  The amount of a participant's payout under the 2005 Plan is determined  as a percentage  of the  participant's annual base salary (the "Incentive  Percentage"),  with the Incentive Percentage being different  depending upon the participant's level within the organization.

                                     -27-

Incentive Percentages for participants under the 2005 Plan range from 10% to 40%
of the participant's  annual base salary. The amount of a participant's  payment under the 2005 Plan is subject to  proportional  adjustment  in the event actual results  are less than the  Incentive  Plan Goal,  and in the event that  actual results exceed the Incentive  Plan Goal (with a maximum  payment of 1.5 times an employee's  Incentive  Percentage).  The Incentive  Percentage for Mr. Schneider
under the 2005 Plan is 40% and was  proportionally  adjusted to 32% based on the
Company's  actual  results in comparison to the Incentive  Plan Goal. Mr. Koch's
Incentive Percentage under the 2005 Plan is 20% and was proportionally  adjusted to 16% based on the Company's actual results in comparison to the Incentive Plan
Goal.

      Incentive  payments awarded to the executive officers of the Company under the 2005 Plan are as follows:

NAME                     TITLE                               INCENTIVE AMOUNT
--------------------------------------------------------------------------------

Walter F. Schneider      President and Chief Executive           $ 96,000
                         Officer

Mark A. Koch             Principal Accounting Officer,           $ 26,400
                         Treasurer and Secretary

      Stock options are awarded to the executives by the Compensation Committee.
In determining the size of option awards for a particular executive officer, the
Compensation  Committee considers the amount of stock options previously awarded to other executive officers in a like position,  the amount of unexercised stock
options  held  by  such   executive  in  addition  to  the  other   compensation
considerations discussed above.

      The  Compensation  Committee feels that actions taken regarding  executive
compensation   are   appropriate   in  view  of  the  individual  and  corporate
performance.

      In the event total  compensation  for any named executive  officer exceeds the $1 million  threshold at which tax  deductions  are limited  under  Internal
Revenue Code Section 162(m),  the Compensation  Committee intends to balance tax deductibility of executive  compensation  with its  responsibility to retain and motivate  executives with competitive  compensation  programs.  As a result, the
Compensation  Committee  may  take  such  actions  as it deems to be in the best
interests   of  the   stockholders,   including:   (i)  provide   non-deductible
compensation above the $1 million threshold;  (ii) require deferral of a portion of the bonus or other  compensation  to a time when payment may be deductible by the Company;  and/or (iii) modify existing programs to qualify bonuses and other performance-based compensation to be exempt from the deduction limit.

                                     -28-

      The  information  contained in this report by the  Compensation  Committee shall not be deemed to be "soliciting  material" or "filed" or  incorporated  by reference in future filings with the  Commission,  or subject to the liabilities of  Section  18 of the  Exchange  Act,  except to the  extent  that the  Company specifically  incorporates  it by  reference  into a  document  filed  under the
Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.

                                             General Merrill A. McPeak (Chair)
                                             James A. Risher
                                             Gerald M. Czarnecki
                                             James R. Henderson

PERFORMANCE GRAPH

      The  following  graph  compares  the  yearly   percentage  change  in  the
cumulative  shareholder  return on the Common Stock with The Nasdaq Market Index and the peer group index for the Standard  Industrial  Classification Code ("SIC
Code") 3844 for the period commencing July 2, 2000 and ending July 30, 2005. The peer  group  for SIC Code  3844  (X-Ray  Apparatus  and  Tubes)  consists  of 10 companies and includes:  American  Science  Engineering  Inc.,  American  Shared
Hospital Services,  Fischer Imaging Corp.,  Hologic Inc., Invision  Technologies
Inc., Novoste Corp.,  Photoelectron Corp., Schick Technologies Inc. and Swissray
International  Inc. The graph assumes that $100 was invested on July 29, 2000 in the  Common  Stock  and in  each  of  the  other  indices  and  assumes  monthly reinvestment of all dividends.

                                     -29-

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                      AMONG DEL GLOBAL TECHNOLOGIES CORP.,
                      NASDAQ U.S. INDEX AND SIC CODE INDEX

            [GRAPHIC OF A LINE CHART WITH THE FOLLOWING INFORMATION:]

                                 7/29/00   7/28/01   8/03/02   8/02/03   7/31/04    7/30/05
                                 -------   -------   -------   -------   -------    -------
DEL GLOBAL TECHNOLOGIES CORP      100.00     13.87     33.60     24.00     27.73      28.90
SIC CODE INDEX                    100.00    100.58    268.50    233.50    303.58     436.18
NASDAQ U.S. INDEX                 100.00     54.47     36.89     47.73     53.19      61.27

                     ASSUMES $100 INVESTED ON JULY 29, 2000
                           ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING JULY 30, 2005

      This stock price  performance  graph shall not be deemed to be "soliciting material" or "filed" or  incorporated  by  reference in future  filings with the
Commission,  or subject to the  liabilities  of Section 18 of the Exchange  Act, except to the extent that the Company specifically  incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      The Audit Committee selects our independent public accountants. Deloitte &
Touche LLP and BDO  Seidman,  LLP  served as the  Company's  independent  public accountants for the fiscal year ended July 30, 2005.

      It is  anticipated  that a  representative  of BDO  Seidman,  LLP  will be present at the Meeting.  Such  representative will be afforded an opportunity to make a  statement  at the  Meeting if he or she so desires and he or she will be available  to respond to  appropriate  questions  from  stockholders  during the
Meeting.

                                     -30-

      AUDIT FEES

      The aggregate fees billed by BDO Seidman,  LLP for  professional  services rendered  for the  audit of our  annual  financial  statements  set forth in our
Annual  Report on Form 10-K for the fiscal year ended July 30, 2005 and (ii) the reviews of the interim financial statements included in our Quarterly Reports on
Form 10-Q for that  fiscal year were  $250,000.  On June 30,  2005,  the Company engaged BDO  Seidman,  LLP as its  principal  accountants.  The Company  filed a
Current Report on Form 8-K on July 7, 2005 describing this change. The aggregate fees billed by Deloitte & Touche LLP for professional  services rendered for the reviews of the interim financial statements included in our Quarterly Reports on
Form 10-Q for the fiscal year ended July 30, 2005 were $103,000.

      The  aggregate  fees billed by Deloitte & Touche LLP,  the member firms of
Deloitte  Touche  Tohmatsu,   and  their  respective  affiliates   (collectively
"Deloitte & Touche") for professional services rendered for (i) the audit of our annual financial  statements set forth in our Annual Report on Form 10-K for the fiscal year ended July 31,  2004 and (ii) the  reviews of the interim  financial statements  included in our Quarterly  Reports on Form 10-Q for that fiscal year were $626,603.

      AUDIT-RELATED FEES

      There were no fees billed by BDO Seidman,  LLP for Audit-Related  services for the fiscal year ended July 30, 2005. There were no fees billed by Deloitte &
Touche for Audit-Related services for the fiscal year ended July 31, 2004.

      TAX FEES

      The  aggregate  fees billed by BDO  Seidman,  LLP for tax services for the fiscal  year ended July 30,  2005 were  $78,445.  The  aggregate  fees billed by
Deloitte & Touche for tax  services for the fiscal year ended July 31, 2004 were
$53,141. In both fiscal years, these fees related to tax planning and consulting work.

      ALL OTHER FEES

      There were no fees for other  professional  services  rendered  during the fiscal years ended July 30, 2005 or July 31, 2004.

      The Audit Committee's policy is to pre-approve services to be performed by the  Company's  independent  public  accountants  in  the  categories  of  audit services, audit-related services, tax services and other services. Additionally, the Audit  Committee will consider on a case-by-case  basis and, if appropriate, approve specific engagements that are not otherwise pre-approved.

                                     -31-

      The Audit  Committee  has  approved  all fees and  advised  us that it has determined that the non-audit  services rendered by BDO Seidman,  LLP during our most recent fiscal year are compatible with maintaining the independence of such auditors.

                             AUDIT COMMITTEE REPORT

The Audit Committee  operates pursuant to a written charter adopted by the Board of Directors, which is attached to this proxy statement as APPENDIX A.

The role of the Audit  Committee  is to assist  the  Board of  Directors  in its oversight of our financial  reporting  process,  as more fully described in this proxy statement.  As set forth in the Charter, our management is responsible for the  preparation,  presentation and integrity of our financial  statements,  our
accounting  and  financial  reporting   principles  and  internal  controls  and
procedures   designed  to  assure  compliance  with  accounting   standards  and
applicable laws and  regulations.  Our independent  auditors are responsible for auditing  our  financial  statements  and  expressing  an  opinion  as to  their conformity with generally accepted accounting principles.

In the performance of its oversight  function,  the Audit Committee has reviewed and  discussed  the audited  financial  statements  with the  management  of the
Company  and  has  discussed   matters  required  to  be  discussed  by  SAS  61
(Codification of Statements on Auditing Standards,  AU Section 380), as modified or supplemented,  with BDO Seidman,  LLP, the Company's independent auditors for the fiscal  year ended July 30,  2005.  The Audit  Committee  has  received  the written  disclosures  and the letter from BDO  Seidman,  LLP, as required by the
Independence Standards Board Standard No. 1, Independence Discussions with Audit
Committees, as modified or supplemented, and has discussed with BDO Seidman, LLP the  independence  of BDO Seidman,  LLP.  The Audit  Committee  also  considered whether BDO  Seidman,  LLP's  non-audit  services,  including  tax  planning and consulting, are compatible with maintaining BDO Seidman, LLP's independence.

Based upon the reports and discussions  described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter,  the Audit  Committee  recommended  to the Board of
Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended July 30,  2005,  as amended by  Amendment  No. 1 thereto, filed with the Commission.

           SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                            Gerald M. Czarnecki (Chair)
                            James A. Risher
                            General Merrill A. McPeak

                                     -32-

                                  ANNUAL REPORT

      All  stockholders  of record as of the Record Date have been sent,  or are concurrently  herewith  being sent, a copy of the  Company's  2005 Annual Report
(without  exhibits) and the 2005  Amendment  (without  exhibits)  which contains certified financial statements of the Company for the fiscal year ended July 30,
2005.

      ANY  STOCKHOLDER  OF THE COMPANY MAY OBTAIN  WITHOUT  CHARGE A COPY OF THE
COMPANY'S  2005 ANNUAL  REPORT AND THE 2005  AMENDMENT,  INCLUDING THE COMPANY'S
CERTIFIED FINANCIAL STATEMENTS AND ANY EXHIBITS, UPON REQUEST, BY WRITING TO THE
CORPORATE SECRETARY, DEL GLOBAL TECHNOLOGIES CORP., ONE COMMERCE PARK, VALHALLA,
NY 10595.

STOCKHOLDER PROPOSALS

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

      Stockholder  proposals  that are intended to be presented at the Company's
2007  annual  meeting of  stockholders  must be  received  by the Company at the
Company's principal executive office located at One Commerce Park, Valhalla,  NY
10595 no later  than  January  12,  2007 in order to be  included  in the  proxy statement for that meeting.  Stockholders wishing to nominate directors or bring a proposal before the 2007 annual meeting of stockholders (but not include it in the Company's  proxy material) must provide written notice of such nomination or proposal to the attention of the corporate secretary, no later than February 11,
2007.

DISCRETIONARY VOTING AUTHORITY

      On May  21,  1998,  the  SEC  adopted  an  amendment  to  Rule  14a-4,  as promulgated  under the Exchange Act. The amendment to Rule  14a-4(c)(1)  governs the Company's use of its discretionary  proxy voting authority with respect to a stockholder  proposal that is not addressed in the  Company's  proxy  statement.
This  amendment  provides  that if the  Company  does not  receive  notice  of a proposal at least 45 days prior to the first  anniversary of the date of mailing of the prior year's proxy  statement,  then the Company will be permitted to use its  discretionary  voting  authority  when the proposal is raised at the annual meeting,  without any discussion of the matter in the proxy statement.  The date by which such notice must be received by the Company for the 2007 annual meeting is March 28,  2007.  If during the prior year the Company did not hold an annual meeting, or if the date of the annual meeting has changed more than 30 days from the prior year, then notice must not have been received a reasonable time before the Company mails its proxy  materials in order for the Company to be allowed to use its discretionary voting authority when the proposal is raised.

                                     -33-

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

      As of the date of this  Proxy  Statement,  management  knows of no matters other than those set forth herein which will be presented for  consideration  at the Meeting.  If any other  matters  properly  come before the  Meeting,  or any continuation of the Meeting pursuant to adjournment or postponement  thereof, it is the  intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

Walter F. Schneider
Chief Executive Officer and President

May 12, 2006

                                     -34-

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                          DEL GLOBAL TECHNOLOGIES CORP.

                     PROXY -- ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 13, 2006

      The  undersigned,  a stockholder of Del Global  Technologies  Corp., a New
York corporation  (the  "Company"),  does hereby appoint Walter F. Schneider and
Mark A.  Koch and each of them  (with  full  power to act  alone),  the true and lawful  attorneys  and proxies with full power of  substitution,  for and in the name,  place and stead of the  undersigned,  to vote all of the shares of Common
Stock  of the  Company  which  the  undersigned  would  be  entitled  to vote if personally  present at the 2006 Annual Meeting of Stockholders of the Company to
be held at the offices of Del Medical Imaging, 11550 West King Street,  Franklin
Park,  Illinois  60131 on June 13, 2006 at 2:00 p.m.,  central  time,  or at any adjournment or postponement thereof.

      The undersigned  hereby revokes any proxy or proxies  heretofore given and acknowledges  receipt  of a copy of the  Notice  of  Annual  Meeting  and  Proxy
Statement, both dated May 12, 2006, and a copy of the Company's Annual Report on
Form 10-K for the fiscal year ended July 30, 2005.

      THIS PROXY WILL BE VOTED IN ACCORDANCE  WITH ANY DIRECTIONS  HEREIN GIVEN.
UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO ELECT THE COMPANY'S FIVE
(5) NOMINEES FOR DIRECTOR,  AND TO RATIFY THE APPOINTMENT OF BDO SEIDMAN, LLP AS
THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                        THE BOARD OF DIRECTORS RECOMMENDS
                          A VOTE FOR PROPOSALS 1 AND 2

1.    ELECTION OF DIRECTORS:

The election of the following nominees to the Board of Directors, to serve until the 2007 Annual Meeting of Stockholders  and until their  respective  successors are elected and shall qualify:

GERALD M. CZARNECKI
JAMES R. HENDERSON
GENERAL MERRILL A. McPEAK
JAMES A. RISHER
WALTER F. SCHNEIDER

                  WITHHOLD AUTHORITY
FOR ALL           TO VOTE FOR ALL
NOMINEES ___      NOMINEES ___               ___________________________________

                                             ___________________________________

                                             ___________________________________
                                             TO WITHHOLD AUTHORITY TO
                                             VOTE FOR ANY INDIVIDUAL NOMINEE(S),
                                             PRINT NAME(S) ABOVE.

2.    TO RATIFY THE APPOINTMENT OF BDO SEIDMAN,  LLP AS THE  INDEPENDENT  PUBLIC
ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING JULY 29, 2006:

______ FOR _____ AGAINST _____ ABSTAIN

3.    DISCRETIONARY AUTHORITY:

      In their  discretion,  the proxies are  authorized to vote upon such other and further business as may properly come before the meeting.

      THIS PROXY WILL BE VOTED IN ACCORDANCE  WITH ANY  DIRECTIONS  HEREINBEFORE
GIVEN.  UNLESS OTHERWISE  SPECIFIED,  THIS PROXY WILL BE VOTED TO ELECT THE FIVE
(5) NOMINEES AS DIRECTORS AND TO RATIFY THE  APPOINTMENT OF BDO SEIDMAN,  LLP AS
THE COMPANY'S INDEPENDENT AUDITORS.

      The undersigned  hereby revokes any proxy or proxies heretofore given, and ratifies and confirms all action the herein named attorneys and proxies,  or any of them, or their substitutes,  may lawfully take or cause to be taken by virtue hereof.

Dated _______________________, 200_

_____________________________ (L.S.)

_____________________________ (L.S.)
         Signature(s)

NOTE:  PLEASE SIGN  EXACTLY AS YOUR NAME
OR NAMES APPEAR HEREON.  WHEN SIGNING AS
ATTORNEY,    EXECUTOR,    ADMINISTRATOR,

TRUSTEE OR GUARDIAN, PLEASE INDICATE THE
CAPACITY IN WHICH SIGNING.  WHEN SIGNING
AS JOINT  TENANTS,  ALL  PARTIES  IN THE
JOINT TENANCY MUST SIGN. WHEN A PROXY IS
GIVEN BY A  CORPORATION,  IT  SHOULD  BE
SIGNED  WITH  FULL  CORPORATE  NAME BY A
DULY   AUTHORIZED   OFFICER   WITH   THE
CORPORATE SEAL AFFIXED.

      PLEASE MARK,  DATE,  SIGN AND MAIL
THIS PROXY IN THE ENVELOPE  PROVIDED FOR
THIS PURPOSE.  NO POSTAGE IS REQUIRED IF
MAILED IN THE UNITED STATES.

MARK HERE FOR  ADDRESS  CHANGE  AND NOTE
BELOW:

                                                                      APPENDIX A

                             AUDIT COMMITTEE CHARTER

PURPOSE

      The Audit  Committee  is  appointed by the Board of Directors to assist in monitoring:

            1.    The integrity of the Company's financial reporting;

            2.    The   Company's   compliance   with   legal   and   regulatory
                  requirements regarding financial reporting practices; and

            3.    The independence and performance of the Company's  independent accountants,  the performance of the Company's  internal audit function,  and  the  performance  of the  Company's  financial management.

COMPOSITION AND QUALIFICATIONS

      The Audit Committee shall be appointed by the Board of Directors and shall be comprised of three or more Directors (as determined  from time to time by the
Board of Directors),  each of whom shall meet the  independence  requirements of the  applicable  nationally  traded stock  exchange.  At least one member of the
Audit Committee shall have accounting or related financial  management expertise and each member of the Audit  Committee shall be financially  literate,  as such qualifications  are  interpreted  by the  Board  of  Directors  in its  business judgment.  No member of the Audit Committee shall receive any compensation  from the  Company  other  than  director's  fees  and fees  for  attending  Committee meetings. No member of the Audit Committee shall serve on more than three public company audit committees without the prior approval of the Board of Directors.

AUTHORITY

      The  Audit  Committee  can  retain  special  legal,  accounting  or  other consultants  to advise  it.  The Audit  Committee  may  request  any  officer or employee  of the  Company  or  the  Company's  outside  counsel  or  independent accountants  to attend a  meeting  of the  Audit  Committee  or to meet with any members of, or  consultants  to, the Audit  Committee.  The Audit  Committee can
authorize payments (1) to the independent accounting firm for performance of the audit and (2) of any charges of advisers employed by the Audit Committee.

RESPONSIBILITIES

      The Audit Committee is directly responsible for oversight of the Company's independent  accountants  in connection  with the  preparation  or issuing of an audit report or related work. In this capacity,  the Audit Committee is directly responsible for the following:

      1.    Oversight  of all  work  of the  independent  accountants  including resolution of any disagreements  between the public  accountants and management.

      2.    The  appointment  or removal  of the  independent  accountants.  The appointment  may  be  by  way  of  designation  of  the  independent accountant to be proposed for shareholder  ratification at a meeting of shareholders.

      3.    The   compensation   of  the   independent   accountants   including
            authorization   and  approval  of  their  fees  and  the  terms  and
            conditions of their engagement letter.

      4.    The  independent  accountants  will  report  directly  to the  Audit
            Committee.

THE INDEPENDENT ACCOUNTANTS

      The Audit  Committee  shall obtain  confirmation  and  assurance as to the independent  accountants'  independence  and compliance  with Section 10A of the
Securities  Exchange Act of 1934. In this connection,  the Audit Committee shall pre-approve  all audit  and  non-audit  services  performed  by the  independent accountants for the Company provided,  however, that no service in the following categories shall be pre-approved:

      1.    Bookkeeping or other services  related to the accounting  records or financial statements of the Company;

      2.    Financial information systems design and implementation;

      3.    Appraisal   or   valuation   services,    fairness   opinions,    or
            contribution-in-kind reports;

      4.    Actuarial services;

      5.    Internal audit outsourcing services;

      6.    Management functions or human resources;

      7.    Broker  or  dealer,   investment   adviser,  or  investment  banking
            services;

      8.    Legal services and expert services unrelated to the audit; and

      9.    Any other service that the Public Company Accounting Oversight Board determines,  by regulation,  is impermissible for an accounting firm that audits the Company's financial statements.

      The prohibition on pre-approval shall not apply to a service  specifically exempted by the Public Company Accounting Oversight Board.

      The  pre-approval  requirement may be waived with respect to the provision of a non-audit  service if: (i) the service is not in a category  ineligible for pre-approval;  (ii) the aggregate amount of all such services is less than 5% of the total  payments  by the  Company to the  independent  accountant  during the fiscal year in which the  non-audit  service is provided;  (iii) such service is not  recognized  by the  Company  at the time of  engagement  to be a  non-audit service  and such  service is  promptly  brought to the  attention  of the Audit
Committee and approved prior to the completion of the audit.

      Any  approval  by the Audit  Committee  of a  non-audit  service  shall be communicated  promptly to the Chief Executive Officer or Chief Financial Officer
so that it may be  disclosed  to  investors  in the next  periodic  report filed pursuant to Section 13 of the Exchange Act.

      The Audit Committee may delegate to one or more of its designated  members the authority to grant  pre-approvals  of non-audit  services.  Decisions of any member to whom  authority  is  delegated  shall be  presented  to the full Audit
Committee at each of its scheduled meetings.

      The Audit  Committee  shall  receive  attestations  and  reports  from the independent  accountants on the assessment made by the management of the Company of the  effectiveness of the internal  control  structures and procedures of the
Company for financial reporting. Such attestations shall not be the subject of a separate  engagement.  The Audit  Committee shall  periodically  review with the independent  accountants and the Company's  internal auditor the adequacy of the
Company's internal controls,  and any significant  findings and  recommendations with respect to such controls.

      The  independent  accountants  shall  report  periodically  to  the  Audit
Committee (1) all critical  accounting  policies and practices to be used by the
Company;  (2)  all  alternative   treatments  of  financial  information  within
generally  accepted   accounting   principles  that  have  been  discussed  with
management  of the Company,  the  ramifications  of the use of such  alternative treatments and the treatment  preferred by the independent  accountant;  and (3)
all other material,  written communications between the independent  accountants and management of the

      Company,   such  as  any  management  letter  or  schedule  of  unadjusted differences.  These matters shall be reported to the Audit Committee in a timely
manner  to  facilitate  its  review  of  the  Company's   annual  and  quarterly
statements.

      At least annually, the Audit Committee shall obtain and review a report by the independent  accountants describing:  the independent  accountant's internal quality control procedure; any material issues raised by the most recent quality control review or review by the Public Company Accounting Oversight Board of the
independent  accountant  or any  inquiry or  investigation  by  governmental  or professional  authorities,  within the past five years,  respecting  one or more independent  audits  carried out by the firm,  any steps taken to deal with such issues and any rotation of the lead audit partner as required by law.

ANNUAL AUDITED FINANCIAL STATEMENTS

      The Audit  Committee shall review the Company's  annual audited  financial statements with management and the independent  accountants.  In connection with such review, the Audit Committee shall:

      1.    Discuss with the independent  accountants  prior to the annual audit to discuss planning and staffing of the audit.

      2.    Discuss with the independent accountants the matters relating to the conduct of the audit that are  required to be discussed by Statement on Auditing  Standards ("SAS") No. 61, as amended by SAS No. 90, and as may be further modified or supplemented, including the following:

            a.    The  level  of  responsibility   assumed  by  the  independent
                  accountants  under Generally  Accepted  Accounting  Principles regarding the Company's internal control structure and whether the financial statements are free from material misstatement.

            b.    The quality of the  accounting  principles  used in  financial reporting.

            c.    Changes  in   accounting   or   auditing   policies  or  their
                  application, including resolution of any significant reporting or operational issues affecting the financial statements.

            d.    The  existence  and  substance of any  significant  accounting accruals, reserves or estimates made by management that had or may have a material impact on the financial statements.

            e.    Any adjustments  arising from and any problems  encountered in the course of the independent  accountant's  audit,  including any  change in the  scope of the  planned  audit  work and any restrictions  placed on the scope of such work,  any  internal control  recommendation  letter  provided  by the  independent accountants, and management's response to such letter.

            f.    The independent  accountant's  responsibility  for information prepared by  management  of the Company that  accompanies  the
                  Company's  financial  statements and  information in documents containing  audited financial  statements of the Company,  any procedures performed with respect thereto and the results.

            g.    The independent  accountant's views about significant auditing and accounting  matters that were the subject of the Company's consultation with other accountants.

            h.    Any major  issues that were  discussed  between the  Company's management and the independent  accountants in connection with the  initial  or  recurring  retention  of  such  accountants, including,  among other  matters,  any  discussions  regarding accounting principles and auditing standards.

      3.    Recommend  to the Board that the  audited  financial  statements  be included in the Company's annual report on Form 10-K.

QUARTERLY FINANCIAL STATEMENTS

      The Audit  Committee  shall  review with  management  and the  independent accountants the Company's quarterly financial statements in advance of quarterly earnings releases, including those matters described in SAS 61 identified during the interim financial review, if applicable, and the Company's disclosures under
"Management's  Discussion  and  Analysis of Financial  Condition  and Results of
Operations,"  contained  in  periodic  reports  filed  with the SEC.  The  Audit
Committee  shall discuss with  management  earnings  press releases and earnings guidance provided to analysts, if any.

MISCELLANEOUS

      In  furtherance  of the foregoing  responsibilities,  the Audit  Committee shall:

      1.    Review,  evaluate  and report to the Board at least  annually on the performance of the independent accountants and the internal auditor.

      2.    Meet at least quarterly in separate  executive  session with each of
            the  chief  financial   officer,   the  internal   auditor  and  the
            independent accountants.

      3.    Establish procedures for (1) the receipt, retention and treatment of complaints  received by the Company regarding  accounting,  internal accounting  controls or auditing  matters and (2) the  confidential, anonymous  submission  by  employees  of  the  Company  of  concerns regarding questionable accounting or auditing matters.

      4.    Review  with   management  and  the   independent   accountants  any
            correspondence  with  regulatory  or  governmental  agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies.

      5.    Review  periodically  with the Company's Chief Executive  Officer or
            Chief Financial  Officer (i) legal and regulatory  matters which may have  a  material  affect  on the  financial  statements,  and  (ii)
            corporate compliance policies or codes of conduct.

      6.    Discuss with the Company's  management policies with respect to risk assessment and risk management.

      7.    Set  hiring  policies  for  employees  or  former  employees  of the independent accountant.

      8.    Report  regularly  to the Board of  Directors  with respect to Audit
            Committee activities.

      9.    Prepare the report of the Audit  Committee  required by the rules of the Securities  and Exchange  Commission to be included in the proxy statement for each annual meeting.

      10.   Review and reassess,  at least annually the performance of the Audit
            Committee,  the adequacy of this Charter and  recommend any proposed changes to the Board of Directors for approval.

      While the Audit Committee has the responsibilities and powers set forth in this  Charter,  it is not the duty of the  Audit  Committee  to plan or  conduct audits or to determine that the Company's financial  statements are complete and accurate and are in accordance with generally accepted accounting principles. It is management's responsibility to prepare the Company's financial statements and to  determine  that such  financial  statements  are  complete,  accurate and in
accordance   with  generally   accepted   accounting   principles.   It  is  the
responsibility  of the  independent  auditors to plan and conduct  audits and to assist  management in  determining  that the financial  statements are complete, accurate and in accordance with generally accepted accounting  principles.  Nor, except as expressly set forth herein,  is it the duty of the Audit  Committee to conduct investigations, to resolve disagreements, if any, between management and the  independent  accountants or to assure  compliance with laws and regulations and the Company's corporate policies.